Mortgage Pass-Through Trust 2004-HYB2



                             Computational Materials



                                [GRAPHIC OMITTED]



                           $332,089,000 (Approximate)




                                   CWMBS, Inc.
                                    Depositor


                       Belvedere Trust Finance Corporation
                                     Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer


                       Countrywide Securities Corporation
                                  Lead Manager


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                                               Computational Materials for
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the initial pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Preliminary Term Sheet                          Date Prepared: March 26, 2004


                      Mortgage Pass-Through Trust 2004-HYB2
             $332,089,000 (Approximate, Subject to +/- 10% Variance)
                          Publicly Offered Certificates
                      First Lien Residential Mortgage Loans


              Principal                                                                             Expected
             Amount ($)         WAL (Yrs)       Interest                                             Ratings
  Class     (Approx.) (1)  ("Call" (2)(3)/Mat)  Rate Type      Collateral Type     Tranche Type    Moody's/S&P
  -----     -------------  -------------------  -----------    ----------------    ------------    ------------
   1-A          48,898,000     1.87 / 3.19         WAC (4)          Mixed           Senior           Aaa/AAA
   2-A          46,678,000     Not Offered         WAC (4)          Mixed           Senior           Aaa/AAA
   3-A         112,500,000     2.55 / 3.28         WAC (4)          Mixed           Senior           Aaa/AAA
   4-A          30,919,000     Not Offered         WAC (4)          Mixed           Senior           Aaa/AAA
   5-A          34,650,000     2.83 / 3.24         WAC (4)          Mixed           Senior           Aaa/AAA
   6-A          58,444,000     Not Offered         WAC (4)          Mixed           Senior           Aaa/AAA
----------- ----------------------------------- --------------- --------------- --------------- -------------------
  X (5)                Not Offered              Variable (6)(7)     Mixed           Senior           Aaa/AAA
----------- ----------------------------------- --------------- --------------- --------------- -------------------
    M                  Not Offered                 WAC (8)          Mixed         Mezzanine           Aa2/AA
----------- ----------------------------------- --------------- --------------- --------------- -------------------
   B-1                 Not Offered                  WAC (8)         Mixed        Subordinate           A2/A
            ----------------------------------- --------------- --------------- --------------- -------------------
   B-2                 Not Offered                  WAC (8)         Mixed        Subordinate         Baa2/BBB
----------- ----------------------------------- --------------- --------------- --------------- -------------------
   B-3                  Privately                   WAC (8)         Mixed        Subordinate          Ba2/BB
----------- ----------------------------------- --------------- --------------- --------------- -------------------
   B-4                    Placed                    WAC (8)         Mixed        Subordinate           B2/B
----------- ----------------------------------- --------------- --------------- --------------- -------------------
   B-5                 Certificates                 WAC (8)         Mixed        Subordinate          NR/NR
----------- ----------------------------------- --------------- --------------- --------------- -------------------
  Total:     $332,089,000 (9)


(1) The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of three, five or seven years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 3.50% and 4.50% subordination to the Senior Certificates as of the Cut-off Date.

(2) The WAL to "the Call" on the Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A and Class 6-A Certificates are shown to the related Wavg Roll Date at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) The Certificate Interest Rate for the Class 1-A, Class 3-A and Class 5-A Certificates will be equal to the Net WAC (as defined herein) of the Group I, Group III and Group V Mortgage Loans, respectively, less the related Contributing Rate for such Class of Certificates. The Certificate Interest Rate for the Class 2-A, Class 4-A and Class 6-A Certificates will be equal to the Net WAC (as defined herein) of the Group II, Group IV and Group VI Mortgage Loans, respectively.

(5) The notional balance of the Class X Certificates will be equal to the sum of the current unpaid principal balances of the Class 1-A, Class 3-A and Class 5-A Certificates, until the Wavg Roll Date for such Certificates. After each related Wavg Roll Date, the portion of the notional balance of the Class X Certificates related to such Senior Certificates will equal zero.

(6) The Certificate Interest Rate for the Class X Certificates in any period will be a rate equal to the weighted average of the fixed Contributing Rate for each related Senior Certificate, weighted on the basis of the current unpaid principal balance of the related Senior Certificates.

(7) The Class X Certificates will receive interest payments related to the (a) Group I, (b) Group III and (c) Group V Mortgage Loans only, up to and including the Wavg Roll Date for such Loan Group.

(8) The Certificate Interest Rate for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate components).

(9) Does not include the Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 Certificate balances and Interest Only Certificates' notional balance.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Depositor:                 CWMBS, Inc.

Seller:                    Belvedere Trust Finance Corporation.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicers:         It is expected that the Mortgage Loans
                           will be serviced primarily by Countrywide Home Loans
                           Servicing LP, Washington Mutual Bank, FA and ABN Amro
                           Mortgage Group, Inc., which will directly service approximately 49.15%, 43.19% and 7.66%, respectively, of the principal balances of the Mortgage Loans, as of the Cut-off Date.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected
                           to provide ratings on the Class 1-A, Class 2-A, Class
                           3-A, Class 4-A, Class 5-A, Class 6-A, Class X, Class
                           M, Class B-1, Class B-2, Class B-3 and Class B-4
                           Certificates. The Class B-5 Certificates will not be
                           rated.
Sample Pool
Calculation Date:          April 1, 2004. All references herein to
                           principal balances as of such date give effect to the application of scheduled payments due on or before April 1, 2004, which payments were applied to the actual balances of the Mortgage Loans as of various recent dates.

Cut-off Date:              April 1, 2004.

Closing Date:              On or about April 30, 2004.

Pricing Date:              On or about March [30], 2004.

Settlement Date:           On or about April [30], 2004.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in May 2004.

Distribution Date:         The business day immediately following the Master
                           Servicer Remittance Date, commencing in May 2004.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class 1-A Certificates (the "Group I Certificates"),
                           (ii) the Class 2-A Certificates (the "Group II
                           Certificates"), (iii) the Class 3-A Certificates (the
                           "Group III Certificates"), (iv) the Class 4-A
                           Certificates (the "Group IV Certificates"), (v) the
                           Class 5-A Certificates (the "Group V Certificates"),
                           (vi) the Class 6-A Certificates (the "Group VI
                           Certificates") and (viii) the Class X Certificates
                           (the "Interest Only Certificates").

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                           Generally, each Group of Senior Certificates (other
                           than the Interest Only Certificates) will receive principal and interest from the related Loan Group. The Class X Certificates will receive interest from the Mortgage Loans in Loan Group I, Loan Group III and Loan Group V. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will
                           be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to
                           be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a
                           termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans included in the pool on the Closing Date.

Mortgage
Loans: The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $346,828,920. All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                           The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

                           With respect to each Loan Group, the final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Group I
Mortgage Loans:            The aggregate principal balance of the Group I
                           Mortgage Loans as of the Sample Pool Calculation Date is approximately $51,067,938. The Group I Mortgage
                           Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust annually based on the one-year
                           LIBOR index or the one-year CMT index.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Group II
Mortgage Loans:            The aggregate principal balance of the Group
                           II Mortgage Loans as of the Sample Pool Calculation
                           Date is approximately $48,749,932. The Group II
                           Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust annually based on the one-year LIBOR index or the one-year CMT index.

Group III
Mortgage Loans:            The aggregate principal balance of the Group
                           III Mortgage Loans as of the Sample Pool Calculation
                           Date is approximately $117,493,894. The Group III
                           Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust annually based on the one-year LIBOR index or one-year CMT index.

Group IV
Mortgage Loans:            The aggregate principal balance of the Group
                           IV Mortgage Loans as of the Sample Pool Calculation
                           Date is approximately $32,291,401. The Group IV
                           Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust annually based on the one-year LIBOR index or one-year CMT index.

Group V
Mortgage Loans:            The aggregate principal balance of the Group V
                           Mortgage Loans as of the Sample Pool Calculation Date is approximately $36,188,080. The Group V Mortgage
                           Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index.

Group VI
Mortgage Loans:            The aggregate principal balance of the Group
                           VI Mortgage Loans as of the Sample Pool Calculation
                           Date is approximately $61,037,675. The Group VI
                           Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index.

Wavg Roll Date:            The "Wavg Roll Date" for the Group I,
                           Group II, Group III, Group IV, Group V and Group VI
                           Mortgage Loans (collectively, the "Mortgage Loans") is the Distribution Date in February 2007, February
                           2007, March 2009, February 2009, December 2010, and
                           December 2010, respectively.
Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a
                           prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of primary
                           servicing fees, lender paid mortgage insurance premiums and the trustee fees, each as applicable.
                           The weighted average Expense Fee Rate will be equal to approximately (a) with respect to a Mortgage Loan and any period prior to the initial interest rate adjustment for that Mortgage Loan, 0.294%, 0.292%,
                           0.384%, 0.384%, 0.259% and 0.259% for Loan Group I,
                           Loan Group II, Loan Group III, Loan Group IV, Loan
                           Group V and Loan Group VI, respectively and (b) thereafter, 0.294%, 0.292%, 0.384%, 0.384%, 0.384%
                           and 0.384%.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Contributing Rate:         The "Contributing Rate" for any period on or
                           prior to the related Wavg Roll Date is equal to approximately 0.390%, 0.090% and 0.150% for the Group I Certificates, Group III Certificates and Group V Certificates, respectively. After the related Wavg Roll Date, the Contributing Rate for such Senior Certificate will be zero.

Net WAC: The "Net WAC," with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:          The price to be paid for the Offered
                           Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered
                           Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with
                           respect to all the Offered Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:        Senior/subordinate, shifting interest
                           structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Shifting Interest:         Until the Distribution Date in May 2014,
                           the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                           May 2004 - April 2014       0% Pro Rata Share
                           May 2014 - April 2015       30% Pro Rata Share
                           May 2015 - April 2016       40% Pro  Rata Share
                           May 2016 - April 2017       60% Pro Rata Share
                           May 2017 - April 2018       80% Pro Rata Share
                           May 2019 and after          100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates until the respective class principal balance has been reduced to zero.

                           Excess losses from a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the related subordinate component.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               Computational Materials for
[GRAPHIC OMITTED]                    Mortgage Pass-Through Trust 2004-HYB2

------------------------------------------------------------------------------


Certificates Priority
of Distributions:         Available funds from the Mortgage Loans will be
                          distributed in the following order of priority:

                          1) To the Senior Certificates, from the related Loan Group (or, with respect to the Class X Certificates from Loan Group I, Loan Group III and Loan Group V), accrued and unpaid interest at the related Certificate Interest Rate;

                          2)  (a)   to the Group I Certificates, principal from
                                    the related Loan Group*;
                              (b)   to the Group II Certificates, principal
                                    from the related Loan Group*;
                              (c)   to the Group III Certificates, principal
                                    from the related Loan Group*;
                              (d)   to the Group IV Certificates, principal
                                    from the related Loan Group*;
                              (e)   to the Group V Certificates, principal
                                    from the related Loan Group*;
                              (f)   to the Group VI Certificates, principal
                                    from the related Loan Group*;
                          3)  To the Class M Certificates, accrued and unpaid
                              interest at the related Class M Certificate
                              Interest Rate;
                          4)  To the Class M Certificates, principal;
                          5) To the Class B-1 Certificates, accrued and unpaid interest at the related Class B-1 Certificate Interest Rate;
                          6)  To the Class B-1 Certificates, principal;
                          7) To the Class B-2 Certificates, accrued and unpaid interest at the related Class B-2 Certificate Interest Rate;
                          8)  To the Class B-2 Certificates, principal;
                          9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related
                              Certificate Interest Rate and their respective share of principal; and
                          10) To the Residual Certificate, any remaining amount.

                               * Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Senior Certificates related to another Loan Group.

                 [Yield Tables and Collateral Tables to Follow]


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               Computational Materials for
[GRAPHIC OMITTED]                    Mortgage Pass-Through Trust 2004-HYB2

------------------------------------------------------------------------------


                                  Yield Tables


Class 1-A to Wavg Roll
--------------------------------------------------------------------------------------------------------
     Coupon                   3.5695%
--------------------------------------------------------------------------------------------------------
Prepay Speed                  0% CPR    10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR
--------------------------------------------------------------------------------------------------------
  Yield @ 101-16               2.95       2.85       2.79       2.65      2.48       2.26       1.98
--------------------------------------------------------------------------------------------------------
 WAL (yr)                      2.77       2.39       2.21       1.87      1.58       1.31       1.07
 MDUR (yr)                     2.60       2.25       2.09       1.78      1.51       1.26       1.04
 First Prin Pay               May-04     May-04     May-04     May-04    May-04     May-04     May-04
 Last Prin Pay                Feb-07     Feb-07     Feb-07     Feb-07    Feb-07     Feb-07     Feb-07
--------------------------------------------------------------------------------------------------------


Class 1-A to Maturity
--------------------------------------------------------------------------------------------------------
     Coupon                   3.5695%
--------------------------------------------------------------------------------------------------------
Prepay Speed                  0% CPR    10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR
--------------------------------------------------------------------------------------------------------
  Yield @ 101-16               3.31       3.19       3.12       2.94      2.71       2.44       2.10
--------------------------------------------------------------------------------------------------------
 WAL (yr)                      18.11      7.26       5.25       3.19      2.17       1.57       1.18
 MDUR (yr)                     12.74      5.91       4.47       2.87      2.02       1.50       1.14
 First Prin Pay               May-04     May-04     May-04     May-04    May-04     May-04     May-04
 Last Prin Pay                Mar-34     Mar-34     Mar-34     Mar-34    Mar-34     Mar-34     Mar-34
--------------------------------------------------------------------------------------------------------


Class 3-A to Wavg Roll
--------------------------------------------------------------------------------------------------------
     Coupon                   4.1174%
--------------------------------------------------------------------------------------------------------
Prepay Speed                  0% CPR    10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR
--------------------------------------------------------------------------------------------------------
  Yield @ 101-16               3.76       3.65       3.58       3.42      3.22       2.96       2.62
--------------------------------------------------------------------------------------------------------
 WAL (yr)                      4.86       3.76       3.30       2.55      1.97       1.52       1.17
 MDUR (yr)                     4.33       3.39       3.00       2.35      1.84       1.44       1.12
 First Prin Pay               May-04     May-04     May-04     May-04    May-04     May-04     May-04
 Last Prin Pay                Mar-09     Mar-09     Mar-09     Mar-09    Mar-09     Mar-09     Mar-09
--------------------------------------------------------------------------------------------------------

Class 3-A to Maturity
--------------------------------------------------------------------------------------------------------
     Coupon                   4.1174%
--------------------------------------------------------------------------------------------------------
Prepay Speed                  0% CPR    10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR
--------------------------------------------------------------------------------------------------------
  Yield @ 101-16               3.51       3.54       3.52       3.42      3.23       2.98       2.63
--------------------------------------------------------------------------------------------------------
 WAL (yr)                      19.17      7.58       5.45       3.28      2.21       1.59       1.19
 MDUR (yr)                     12.98      5.95       4.49       2.89      2.03       1.50       1.14
 First Prin Pay               May-04     May-04     May-04     May-04    May-04     May-04     May-04
 Last Prin Pay                Mar-34     Mar-34     Mar-34     Mar-34    Mar-34     Mar-34     Mar-34
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               Computational Materials for
[GRAPHIC OMITTED]                    Mortgage Pass-Through Trust 2004-HYB2

------------------------------------------------------------------------------



Class 5-A to Wavg Roll
--------------------------------------------------------------------------------------------------------
     Coupon                   4.4067%
--------------------------------------------------------------------------------------------------------
Prepay Speed                  0% CPR    10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR
--------------------------------------------------------------------------------------------------------
  Yield @ 101-16               4.13       4.01       3.94       3.77      3.54       3.26       2.9
--------------------------------------------------------------------------------------------------------
 WAL (yr)                      6.46       4.59       3.89       2.83      2.08       1.56       1.18
 MDUR (yr)                     5.51       4.01       3.43       2.55      1.92       1.46       1.12
 First Prin Pay               May-04     May-04     May-04     May-04    May-04     May-04     May-04
 Last Prin Pay                Dec-10     Dec-10     Dec-10     Dec-10    Dec-10     Dec-10     Dec-10
--------------------------------------------------------------------------------------------------------


Class 5-A to Maturity
--------------------------------------------------------------------------------------------------------
     Coupon                   4.4067%
--------------------------------------------------------------------------------------------------------
Prepay Speed                  0% CPR    10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR
--------------------------------------------------------------------------------------------------------
  Yield @ 101-16               3.62       3.77       3.78       3.71      3.53       3.26       2.90
--------------------------------------------------------------------------------------------------------
 WAL (yr)                      18.85      7.49       5.39       3.24      2.19       1.58       1.18
 MDUR (yr)                     12.48      5.76       4.37       2.83      1.99       1.48       1.13
 First Prin Pay               May-04     May-04     May-04     May-04    May-04     May-04     May-04
 Last Prin Pay                Jan-34     Jan-34     Jan-34     Jan-34    Jan-34     Jan-34     Jan-34
--------------------------------------------------------------------------------------------------------


                          [Collateral Tables to Follow]


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.